Exhibit 10.1

SECOND AMENDMENT

TO

TRANSITION SERVICES AGREEMENT

This Second Amendment to Transition Services Agreement (this “Amendment”) is made effective as of March 30, 2007, between Panda Energy Management, LP (“PEM”), a Delaware limited partnership, and Panda Ethanol Management, LLC (the “Company”), a Delaware limited liability company. PEM and the Company are hereinafter sometimes referred to individually as a “Party” and jointly as the “Parties.”

R E C I T A L S

The Company and PEM entered into that certain Transition Services Agreement dated as of June 7, 2006 (the “Agreement”), and that certain First Amendment to Transition Services Agreement dated as of October 7, 2006, and the parties thereto now desire to further amend the Agreement to revise Schedule 1 and Schedule 2 thereto as set forth herein.

Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

A G R E E M E N T

In consideration of the promises, covenants, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Schedule 1.1. The “Term” Section of Schedule 1.1 is hereby amended and restated in its entirety to read as follows:

“TERM: The Tax Administration Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

2. Amendment of Schedule 1.2. The “Term” Section of Schedule 1.2 is hereby amended and restated in its entirety to read as follows:

“TERM: The Human Resources Administration/Government Reporting Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

3. Amendment of Schedule 1.3. The “Term” Section of Schedule 1.3 is hereby amended and restated in its entirety to read as follows:

“TERM: The Accounting Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

4. Amendment of Schedule 1.4. The “Term” Section of Schedule 1.4 is hereby amended and restated in its entirety to read as follows:

“TERM: The Employee Health and Safety Related Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

5. Amendment of Schedule 1.5. The “Term” Section of Schedule 1.5 is hereby amended and restated in its entirety to read as follows:

“TERM: The Financial Services, including Cash Management and Insurance Services, shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

6. Amendment of Schedule 1.6. The “Term” Section of Schedule 1.6 is hereby amended and restated in its entirety to read as follows:

“TERM: The General Corporate Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

7. Amendment of Schedule 1.7. The “Term” Section of Schedule 1.7 is hereby amended and restated in its entirety to read as follows:

“TERM: The Legal Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

8. Amendment of Schedule 1.8. The “Term” Section of Schedule 1.8 is hereby amended and restated in its entirety to read as follows:

“TERM: The Development and Facilities Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

9. Amendment of Schedule 1.9. The “Term” Section of Schedule 1.9 is hereby amended and restated in its entirety to read as follows:

“TERM: The Corporate Communications Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

10. Amendment of Schedule 1.10. The “Term” Section of Schedule 1.10 is hereby amended and restated in its entirety to read as follows:

“TERM: The Corporate Travel and Panda Air Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

11. Amendment of Schedule 2.1. The “Term” Section of Schedule 2.1 is hereby amended and restated in its entirety to read as follows:

“TERM: The Tax Administration Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

12. Amendment of Schedule 2.2. The “Term” Section of Schedule 2.2 is hereby amended and restated in its entirety to read as follows:

“TERM: The Human Resources Administration/Government Reporting Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

13. Amendment of Schedule 2.3. The “Term” Section of Schedule 2.3 is hereby amended and restated in its entirety to read as follows:

“TERM: The Accounting Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

14. Amendment of Schedule 2.4. The “Term” Section of Schedule 2.4 is hereby amended and restated in its entirety to read as follows:

“TERM: The Employee Health and Safety Related Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

15. Amendment of Schedule 2.5. The “Term” Section of Schedule 2.5 is hereby amended and restated in its entirety to read as follows:

“TERM: The Financial Services, including Cash Management and Insurance Services, shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

16. Amendment of Schedule 2.6. The “Term” Section of Schedule 2.6 is hereby amended and restated in its entirety to read as follows:

“TERM: The General Corporate Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

17. Amendment of Schedule 2.7. The “Term” Section of Schedule 2.7 is hereby amended and restated in its entirety to read as follows:

“TERM: The Legal Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

18. Amendment of Schedule 2.8. The “Term” Section of Schedule 2.8 is hereby amended and restated in its entirety to read as follows:

“TERM: The Development and Facilities Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

19. Amendment of Schedule 2.9. The “Term” Section of Schedule 2.9 is hereby amended and restated in its entirety to read as follows:

“TERM: The Corporate Communications Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

20. Amendment of Schedule 2.10. The “Term” Section of Schedule 2.10 is hereby amended and restated in its entirety to read as follows:

“TERM: The Corporate Travel and Panda Air Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

21. Amendment of Schedule 2.11. The “Term” Section of Schedule 2.11 is hereby amended and restated in its entirety to read as follows:

“TERM: Provision of the Executive Office Functions Services shall be provided for an initial term commencing on the date of this Agreement and terminating on June 30, 2007. The initial term shall be subject to extension, upon written notice from the Company to PEM.”

22. The parties hereby confirm that, except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified and the Agreement as so amended is hereby confirmed as being in full force and effect.

23. This Amendment may be executed in any number of counterparts, each of shall be an original, and all of which together shall constitute one instrument.

24. This Amendment and the Agreement as amended hereby shall be binding upon and shall inure to the benefit of the parties to the Amendment and the Agreement and their respective successors.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Amendment on the day, month and year first set forth above.

PANDA ENERGY MANAGEMENT, LP

By:	PEMC, Inc., its General Partner

/S/ ROBERT W. CARTER
Name:	Robert W. Carter
Title:	Chairman, Chief Executive Officer

PANDA ETHANOL MANAGEMENT, LLC

By:	/S/ TODD W. CARTER
Name:	Todd W. Carter
Title:	President and CEO